UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FILING CONSISTS OF A REMINDER LETTER SENT TO SHAREHOLDERS RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020 AND ADJOURNED UNTIL DECEMBER 23, 2020, OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

Allianz Global Investors 1633 Broadway New York, NY 10019

URGENT NOTICE

Dear Shareholder,

Please take a minute to read this letter. AllianzGI Artificial Intelligence & Technology Opportunities Fund (AIO) is in urgent need of your assistance. The Fund’s Special Meeting of Shareholders, originally scheduled for October 28, 2020, has been adjourned until December 23, 2020 at 12:00 p.m. Eastern time while we await your important proxy vote. Please help us avoid the cost of additional follow-up messages and letters by casting your vote today. To have your shares represented at the meeting, you have the option to vote “FOR”, “AGAINST” or “ABSTAIN” by using the attached proxy ballot. It is critical that we receive your vote so that we may proceed with the important business of the Fund.

If you have any proxy related questions, or would like to cast your proxy vote by phone, call (866) 342-4883 for assistance. Representatives are available to you Monday through Friday 9 a.m. to 11 p.m. Eastern time.

Best regards,

Thomas J. Fuccillo

President and Chief Executive Officer

Three convenient voting methods . . .

Please vote TODAY so that your vote may be recorded prior to the adjourned Special Meeting on December 23, 2020. An “ABSTAIN” vote will help us to reach the required quorum to hold the Shareholder Meeting and you will not be contacted further.

1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free (866) 342-4883. Representatives are available Monday through Friday 9 a.m. to 11 p.m. Eastern time.

2. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card and following the instructions on the website.

3. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-prepaid return envelope provided. If possible, please utilize one of the above three voting options so that we can record your vote prior to the adjourned Meeting.